1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

May 13, 2014



Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Declared fifth consecutive quarterly dividend in Q2 2014.

WASHINGTON CREDIT UNION

1ST SECURITY BANK

FS BANCORP, INC.

FSBW

Culture

- Vision: Build a truly great place to work and bank.
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day."
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

1ST SECURITY BANK

FS BANCORP, INC.



Lynnwood
Bothell
522
Canyon Park
Edmonds
Mountlake Terrace
Poulsbo
3
Bainbridge Island
Overlake
520
Capitol Hill
Bellevue
Seattle
90
5
405
Port Orchard
Tacoma
16
167
5
Puyallup
Administrative Center
Bellevue Home Lending
Bothell Home Lending
Canyon Park
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Port Orchard Home Lending
Puyallup

Puget Sound Footprint

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2014

Coastal Community Bank	$453,703
1st Security Bank	$433,196
UniBank	$230,394
Pacific Crest Savings Bank	$172,722
Mountain Pacific Bank	$152,116
Prime Pacific Bank, N.A.	$122,626
The Bank of Washington	$133,605

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 5/05/2014. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	Q1 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$51,865	0.83%	12.23%	0.32%	1.78%
Sound Community	$44,826	0.92%	10.15%	0.24%	1.06%
Puget Sound Bank	$43,482	0.90%	13.12%	0.27%	1.27%
Coastal Community	$41,042	0.50%	9.49%	1.17%	1.24%
First Savings Bank	$168,045	1.32%	18.61%	2.03%	1.70%
Homestreet Bank	$290,838	0.45%	9.46%	3.56%	1.31%

Data is from the 3/31/2014 Call Report. Information does not include any additional capital held at the holding company
*Ratios as reported in the 3/31/2014 UBPR

Northwest Economy



- Jobs, Jobs, Jobs.
- Limited supply of "in city" housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	3/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Loans	$288,526	$281,081	$274,949	$217,131	$230,822
Total Assets	$433,196	$419,187	$359,030	$283,793	$292,334
Total Deposits	$350,336	$336,876	$288,949	$246,418	$243,957
Total Equity	$63,468	$62,313	$59,897	$26,767	$24,795
Net Income	*$875	$3,920	**$5,295	$1,545	$1,602

* Quarterly Net Income
** Includes DTA allowance reversal of $2.3 million

Numbers presented in thousands (000's)

Income Statement

Three Months Ended March 31, 2014 (Consolidated)

Interest Income	$5,511
Interest Expense	(608)
Net Interest Income (NII)	**4,903**
Provision for Loan Losses	(450)
NII after Provision	**4,453**
Noninterest Income	2,040
Noninterest Expense	(5,185)
Income Pre Tax Provision	**1,308**
Provision for Income Tax	(433)
Net Income	**$875**

Three Months Ended March 31, 2013 (Consolidated)

Interest Income	$5,175
Interest Expense	(510)
Net Interest Income (NII)	**4,665**
Provision for Loan Losses	(600)
NII after Provision	**4,065**
Noninterest Income	2,263
Noninterest Expense	(4,468)
Income Pre Tax Provision	**1,860**
Provision for Income Tax	(625)
Net Income	**$1,235**

Numbers presented in thousands (000's)

1ST SECURITY BANK

FS BANCORP, INC.

Balance Sheet

Numbers presented in thousands (000's)

As of March 31, 2014 (Consolidated)

Cash and Cash Equivalents	$	33,308
Securities AFS at Fair Value		72,092
Loans Held for Sale at Fair Value		11,592
Loans Receivable, Net		288,526
Premises and Equipment, Net		13,764
Other Real Estate Owned		535
Other Assets*		13,379
TOTAL ASSETS	**$**	**433,196**
Noninterest-bearing Accounts	$	47,367
Interest-bearing Accounts		302,969
Borrowings		16,345
Other Liabilities		3,047
TOTAL LIABILITIES	**$**	**369,728**
STOCKHOLDERS TOTAL EQUITY	**$**	**63,468**

As of December 31, 2013 (Consolidated)

Cash and Cash Equivalents	$	41,085
Securities AFS at Fair Value		56,239
Loans Held for Sale at Fair Value		11,185
Loans Receivable, Net		281,081
Premises and Equipment, Net		13,818
Other Real Estate Owned		2,075
Other Assets*		13,704
TOTAL ASSETS	**$**	**419,187**
Noninterest-bearing Accounts	$	45,783
Interest-bearing Accounts		291,093
Borrowings		16,664
Other Liabilities		3,334
TOTAL LIABILITIES	**$**	**356,874**
STOCKHOLDERS TOTAL EQUITY	**$**	**62,313**

***Includes accrued interest receivable, FHLB Stock, Bank Owned Life Insurance, and other assets.**

Selected Financial Ratios

	(Consolidated, QTD) *3/31/2014	(Consolidated, YTD) 12/31/2013	(Consolidated, YTD) 12/31/2012
Return on Average Assets	0.84%	1.01%	**1.64%
Net Interest Margin	4.96%	5.33%	5.43%
Efficiency Ratio	74.68%	71.52%	72.95%
Net Loans & Leases to Deposits***	85.67%	86.76%	98.22%
Non-Performing Assets to Total Assets	0.22%	0.77%	1.13%
ALLL/Total Loans and Leases not HFS	1.78%	1.77%	1.68%
Tier One Leverage Capital (Company)	15.08%	15.50%	16.66%
Book Value Per Share	$20.88	$20.55	$19.92

* Numbers reported for March 31st are quarterly results annualized as applicable.

** Includes DTA allowance reversal of $2.3 million.

*** Includes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 3/31/2014

Type	Percentage of Gross Loans including HFS
Consumer Lending	38%
Commercial Real Estate	26%
Business Lending	19%
Residential Lending	17%
TOTAL	100%

Actual 12/31/2013

Type	Percentage of Gross Loans including HFS
Consumer Lending	41%
Commercial Real Estate	27%
Business Lending	16%
Residential Lending	16%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential loans including home equity and held for sale.

Consumer Lending

Q1 2014 Highlights

- $117.2 million Outstanding
- $15.1 million in Dealer Originations (Up 12% from comparable first quarter 2013)
- Average Yield of 8.99% in Q1 2014, down from 9.07% in Q1 2013
- Top 10 Dealers accounted for $11.7 million (70%) of loan originations in Q1 2014

Q4 2009- Q1 2014 Portfolio Credit Quality


80
60
40
20
0
<680
680-719
720+
2009
2014

Q1 2014 Dealer Production by State

- 29.10% Washington
- 27.98% Oregon
- 42.92% California

Portfolio Characteristics


Auto
Indirect Home Improvement
Marine
Other
Solar
2%
1%
8%
11%
78%

Home Lending

- GNMA Direct Approval received in Q1 2014
- Added Manufactured Housing team and Bothell Branch team
- Bank Record for new Purchase Applications in Q1 2014


Total New Applications vs. Property Applications
Thousands
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
New Transactions
Property Transactions
Numbers reported in thousands (000's)

Home Lending

Q1 2014 Closings: $33.6 million

- 1st Quarter Purchase Closings: 76.8%
- Total New Applications in Q1 of $156MM – Home inventory is limited


90
80
70
60
50
40
30
20
10
0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Quarterly Closed Volume (in millions)

Home Lending

Servicing unpaid principal balance $246.5 million

- First quarter increase in notional servicing:	$11.3 million
- Book value for mortgage servicing rights:	0.87%
- 3rd party market value of servicing rights:	1.22%
- Weighted average coupon:	3.99%

2014 Q1 Margins on loan sales:

- Margins on loans sold in Q1 of 2.08%
- Down from margins of 2.22% in Q4 2013
- Reduction in margins due to product mix
- Margins reported on "sold" loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.41%
1.83%
2.11%
2.82%
2.79%
2.24%
2.52%
2.22%
2.08%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Cash Margin on Loans Sold

Commercial Business Lending

Q1 2014 Summary

- $57.7 million outstanding as of 3/31/14.
- $106 million committed as of 3/31/14.
- Growth in Warehouse and Business Lending.

2014 Mortgage Warehouse Lines

- Commitments were static at $38.0 million quarter over quarter.
- Outstanding balances at March 31, 2014 increased to $10.0 million from $4.0 million as of quarter end December 2013.

Q1 2014 Product Mix


$10,013
17%
$47,726
83%
C+I
Warehouse

2011 – 2014 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

Data reported in thousands (000's) unless otherwise noted

Residential Construction Lending

Portfolio Highlights:

- $15.7 million in Q1 2014 Originations.
- $64.3 million Committed as of 3/31/14.
- $38.8 million Outstanding as of 3/31/14.
- 6.42% Average Interest Rate.
- 88% of Originations in King County since the start of the Residential Construction portfolio.

March 31, 2014 Concentration (Committed)


$58.8 million Vertical Construction
91%
9%
$5.5 million Finished Lots / A & D

*Data as of 3/31/2014

Non-performing Loans and OREO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of March 31, 2014 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
33,096
9%
75,486 22%
98,991 28%
142,763
41%

Numbers reported in thousands (000's)

As of March 31, 2013 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
21,925
8%
59,079 20%
83,041 28%
129,736
44%

Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared fifth quarterly cash dividend of 0.06 cents per share for shareholders of record on May 14, 2014 and payable on May 27, 2014
- Repurchase of shares to fund restricted stock awards
- Leverage $11.8 million in available cash held at FS Bancorp, Inc.
- Participation opportunities on loans originated by the Bank
- Continued focus on increasing shareholder value through business plan execution

Valuation Detail

- Reported book value of $20.88 per share. Price to Book value of 79% as of market close May 9, 2014
- Excess Capital Held at FS Bancorp, Inc. of $11.8 million
- Earnings Per Share of 0.29 cents for quarter end March 31, 2014
- Payout ratio at 22% based upon 0.06 cents per share in Q1
- Over $200 million in leverage capacity at the subsidiary bank based on current Capital Policy
- Cost structure reflects investment for future growth
- Northwest Peer Comparison: Average Price to Book value of 100%*

*Publicly traded banks and thrifts located in Washington, Oregon, Idaho, or Alaska with assets between $250 million and $1 billion as of May 9, 2014 from SNL Financial

Contact Information

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
425-697-8048

Robert B. Fuller
robert.fuller@fsbwa.com
Chief Credit Officer
425-697-8056

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043